Attachment A

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment and Assumption Agreement”) is dated as of October 26, 2007, by and between (i) Quality of Life Home Health Services, Inc., a Florida corporation, (“Assignor”), and (ii) Caretenders Visiting Services of Pinellas County, LLC, a Florida limited liability company (“Assignee”).

Background

A.        Assignor and Assignee are parties to that certain Asset Purchase Agreement dated as of October 23, 2007, by and among Caretenders Visiting Services of Hernando County, LLC, Caretenders Visiting Services of Pinellas County, LLC, Mederi Caretenders VS of Tampa, LLC, Quality of Life Holdings, Inc., Quality of Life Home Health Services, Inc., Quality of Life Home Health Services of Hillsborough, Inc., Quality of Life Homecare of Hernando, Inc., Almost Family, Inc., Michael Moses, James Heenan and Rosalind M. Heenan (the “Purchase Agreement”).

B.        Pursuant to the Purchase Agreement, Assignor has agreed to assign certain rights and agreements to Assignee, and Assignee has agreed to assume certain obligations of Assignor as set forth herein, and this Assignment and Assumption Agreement is contemplated by paragraph 3.2 of the Purchase Agreement.

Agreement

In consideration of the covenants contained in this Assignment and Assumption Agreement and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Assignor and Assignee, intending to be legally bound, agree as follows:

1.          Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement. For purposes of this Assignment and Assumption Agreement, the “Effective Time” shall mean 12:01 a.m., October 27, 2007.

2.          Assumption. Assignor hereby assigns, sells, transfers and sets over (collectively, the “Assignment”) to Assignee all of Assignor’s right, title benefit, privileges and interest in and to the Purchased Assets, Assumed Contracts and Assumed Leases, and all of Assignor’s burdens, obligations and liabilities in connection with each of the Assumed Liabilities. Assignee assumes and agrees to pay, perform, fulfill and discharge those liabilities and obligations arising from and after the Effective Time under the Assumed Liabilities. Assignor and Assignee agree that all Excluded Liabilities shall remain the sole responsibility of Assignor.

3.          Terms of the Purchase Agreement. The terms of the Purchase Agreement, including Assignee’s covenants, agreements and indemnities relating to the Assumed Liabilities and Assignor’s representations, warranties, covenants, agreements and indemnities relating to the Purchased Assets, Assumed Contracts, Assumed Leases and Assumed Liabilities, are incorporated herein by this reference. Assignor and Assignee acknowledge and agree that the representations, warranties, covenants, agreements and indemnities contained in the Purchase Agreement shall not be superseded but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

4.          Further Actions. Each of the parties covenants and agrees, at its own expense, to execute and deliver, at the request of the other party, such further instruments of transfer and assignment and to take such other action as such other party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Assignment and Assumption Agreement.

5.          Notices. All notices or other communications or deliveries provided for under this Assignment and Assumption Agreement shall be given as provided in the Purchase Agreement.

6.          Governing Law. This Assignment and Assumption Agreement shall be governed by and construed and enforced in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Florida.

7.          Binding Effect; Assignment. This Assignment and Assumption Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.          Execution in Counterparts. This Assignment and Assumption Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

9.          Amendments. No amendment of any provision of this Assignment and Assumption Agreement shall be valid unless the same shall be in writing and signed by Assignor and Assignee.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the date first set forth above.

QUALITY OF LIFE HOME HEALTH SERVICES, INC.

By: /s/ Michael Moses
Title: President

CARETENDERS VISITING SERVICES OF

PINELLAS COUNTY, LLC

By: /s/ Todd Lyles
Title: Sr. Vice President

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment and Assumption Agreement”) is dated as of October 26, 2007, by and between (i) Quality of Life Home Health Services of Hillsborough, Inc., a Florida corporation, (“Assignor”), and (ii) Mederi Caretenders VS of Tampa, LLC, a Florida limited liability company (“Assignee”).

Background

A.        Assignor and Assignee are parties to that certain Asset Purchase Agreement dated as of October 23, 2007, by and among Caretenders Visiting Services of Hernando County, LLC, Caretenders Visiting Services of Pinellas County, LLC, Mederi Caretenders VS of Tampa, LLC, Quality of Life Holdings, Inc., Quality of Life Home Health Services, Inc., Quality of Life Home Health Services of Hillsborough, Inc., Quality of Life Homecare of Hernando, Inc., Almost Family, Inc., Michael Moses, James Heenan and Rosalind M. Heenan (the “Purchase Agreement”).

B.        Pursuant to the Purchase Agreement, Assignor has agreed to assign certain rights and agreements to Assignee, and Assignee has agreed to assume certain obligations of Assignor as set forth herein, and this Assignment and Assumption Agreement is contemplated by paragraph 3.2 of the Purchase Agreement.

Agreement

In consideration of the covenants contained in this Assignment and Assumption Agreement and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Assignor and Assignee, intending to be legally bound, agree as follows:

1.          Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement. For purposes of this Assignment and Assumption Agreement, the “Effective Time” shall mean 12:01 a.m., October 27, 2007.

2.          Assumption. Assignor hereby assigns, sells, transfers and sets over (collectively, the “Assignment”) to Assignee all of Assignor’s right, title benefit, privileges and interest in and to the Purchased Assets, Assumed Contracts and Assumed Leases, and all of Assignor’s burdens, obligations and liabilities in connection with each of the Assumed Liabilities. Assignee assumes and agrees to pay, perform, fulfill and discharge those liabilities and obligations arising from and after the Effective Time under the Assumed Liabilities. Assignor and Assignee agree that all Excluded Liabilities shall remain the sole responsibility of Assignor.

3.          Terms of the Purchase Agreement. The terms of the Purchase Agreement, including Assignee’s covenants, agreements and indemnities relating to the Assumed Liabilities and Assignor’s representations, warranties, covenants, agreements and indemnities relating to the Purchased Assets, Assumed Contracts, Assumed Leases and Assumed Liabilities, are incorporated herein by this reference. Assignor and Assignee acknowledge and agree that the representations, warranties, covenants, agreements and indemnities contained in the Purchase Agreement shall not be superseded but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

4.          Further Actions. Each of the parties covenants and agrees, at its own expense, to execute and deliver, at the request of the other party, such further instruments of transfer and assignment and to take such other action as such other party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Assignment and Assumption Agreement.

5.          Notices. All notices or other communications or deliveries provided for under this Assignment and Assumption Agreement shall be given as provided in the Purchase Agreement.

6.          Governing Law. This Assignment and Assumption Agreement shall be governed by and construed and enforced in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Florida.

7.          Binding Effect; Assignment. This Assignment and Assumption Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.          Execution in Counterparts. This Assignment and Assumption Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

9.          Amendments. No amendment of any provision of this Assignment and Assumption Agreement shall be valid unless the same shall be in writing and signed by Assignor and Assignee.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the date first set forth above.

QUALITY OF LIFE HOME HEALTH SERVICES

OF HILLSBOROUGH, INC.

By: /s/ Michael Moses
Title: President

MEDERI CARETENDERS VS OF TAMPA, LLC

By: /s/ Todd Lyles
Title: Sr. Vice President

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment and Assumption Agreement”) is dated as of October 26, 2007, by and between (i) Quality of Life Holdings, Inc., a Florida corporation, and Quality of Life Homecare of Hernando, Inc., a Florida corporation (each an “Assignor” and collectively, the “Assignors”), and (ii) Caretenders Visiting Services of Hernando County, LLC, a Florida limited liability company (“Assignee”).

Background

A.        Assignors and Assignee are parties to that certain Asset Purchase Agreement dated as of October 23, 2007, by and among Caretenders Visiting Services of Hernando County, LLC, Caretenders Visiting Services of Pinellas County, LLC, Mederi Caretenders VS of Tampa, LLC, Quality of Life Holdings, Inc., Quality of Life Home Health Services, Inc., Quality of Life Home Health Services of Hillsborough, Inc., Quality of Life Homecare of Hernando, Inc., Almost Family, Inc., Michael Moses, James Heenan and Rosalind M. Heenan (the “Purchase Agreement”).

B.        Pursuant to the Purchase Agreement, Assignors have agreed to assign certain rights and agreements to Assignee, and Assignee has agreed to assume certain obligations of Assignors as set forth herein, and this Assignment and Assumption Agreement is contemplated by paragraph 3.2 of the Purchase Agreement.

Agreement

In consideration of the covenants contained in this Assignment and Assumption Agreement and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, Assignor and Assignee, intending to be legally bound, agree as follows:

1.          Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement. For purposes of this Assignment and Assumption Agreement, the “Effective Time” shall mean 12:01 a.m., October 27, 2007.

2.          Assumption. Each Assignor hereby assigns, sells, transfers and sets over (collectively, the “Assignment”) to Assignee all of Assignor’s right, title benefit, privileges and interest in and to the Purchased Assets, Assumed Contracts and Assumed Leases, and all of Assignor’s burdens, obligations and liabilities in connection with each of the Assumed Liabilities. Assignee assumes and agrees to pay, perform, fulfill and discharge those liabilities and obligations arising from and after the Effective Time under the Assumed Liabilities. Assignors and Assignee agree that all Excluded Liabilities shall remain the sole responsibility of Assignors.

3.          Terms of the Purchase Agreement. The terms of the Purchase Agreement, including Assignee’s covenants, agreements and indemnities relating to the Assumed Liabilities and Assignors’ representations, warranties, covenants, agreements and indemnities relating to the Purchased Assets, Assumed Contracts, Assumed Leases and Assumed Liabilities, are incorporated herein by this reference. Assignors and Assignee acknowledge and agree that the representations, warranties, covenants, agreements and indemnities contained in the Purchase Agreement shall not be superseded but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

4.          Further Actions. Each of the parties covenants and agrees, at its own expense, to execute and deliver, at the request of the other party, such further instruments of transfer and assignment and to take such other action as such other party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Assignment and Assumption Agreement.

5.          Notices. All notices or other communications or deliveries provided for under this Assignment and Assumption Agreement shall be given as provided in the Purchase Agreement.

6.          Governing Law. This Assignment and Assumption Agreement shall be governed by and construed and enforced in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Florida.

7.          Binding Effect; Assignment. This Assignment and Assumption Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.          Execution in Counterparts. This Assignment and Assumption Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

9.          Amendments. No amendment of any provision of this Assignment and Assumption Agreement shall be valid unless the same shall be in writing and signed by Assignor and Assignee.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the date first set forth above.

QUALITY OF LIFE HOLDINGS, INC.

By: /s/ Michael Moses
Title: President

QUALITY OF LIFE HOMECARE OF

HERNANDO, INC.

By: /s/ Michael Moses
Title: President

CARETENDERS VISITING SERVICES OF

HERNANDO COUNTY, LLC

By: /s/ Todd Lyles
Title: Sr. Vice President